                            SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

       [X] Preliminary Proxy Statement
       [ ] Definitive Proxy Statement
       [ ] Definitive Additional Materials
       [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                      MODERN MEDICAL MODALITIES CORPORATION
                ------------------------------------------------
                (Name of Registrant as specified in its charter)


                ------------------------------------------------
      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

       [X]  No fee required

       [ ] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l) or
           14a-6(i)(2).

       [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
           14a-6(i)(3).

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

                     -----------------------------------------------------------
              (2) Aggregate number of securities to which transaction applies:

                     -----------------------------------------------------------
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ______(A)

                     -----------------------------------------------------------
              (4)    Proposed maximum aggregate value of transaction:

                     -----------------------------------------------------------
              (5)    Total fee paid:

                     -----------------------------------------------------------

       [ ] Fee paid previously with preliminary materials.


       [ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)    Amount Previously Paid:____________________________________

              (2)    Form, Schedule or Registration Statement No.:______________

              (3)    Filing Party:______________________________________________

              (4)    Date Filed:________________________________________________

                      MODERN MEDICAL MODALITIES CORPORATION
                            1719 ROUTE 10, SUITE 117
                          PARSIPPANY, NEW JERSEY 07054
                                  -------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 23, 1999

TO THE STOCKHOLDERS OF MODERN MEDICAL MODALITIES CORPORATION:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Modern Medical Modalities Corporation (the "Company") will be held at the Company's executive offices located at 1719 Route 10, Suite 117, Parsippany, New Jersey 07054 on December 23, 1999, at 11:00 A.M., local time for the following purposes:

         1. To approve the issuance, if necessary, upon conversion of the Company's 10% Convertible Notes, of more than 486,847 shares of common stock, 60,000 of which have been issued, representing 19.9% of the outstanding shares of common stock on the date of sale of the 10% Convertible Notes, as required by Nasdaq Rules; and

         2. To transact such other business as may properly come before the meeting and any continuations and adjournments thereof.

Stockholders of record at the close of business on November 30, 1999 are entitled to notice of and to vote at the meeting.

In order to ensure a quorum be reached, it is important that Stockholders representing a majority of the total number of shares issued and outstanding and entitled to vote, be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

November __, 1999

                                         By Order of the Board of Directors


                                         Roger Findlay
                                         Chairman of the Board of Directors

                      MODERN MEDICAL MODALITIES CORPORATION
                            1719 ROUTE 10, SUITE 117
                          PARSIPPANY, NEW JERSEY 07054

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                         SPECIAL MEETING OF STOCKHOLDERS
                   TO BE HELD AT 11:00 A.M. DECEMBER 23, 1999


       This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Modern Medical Modalities Corporation (hereinafter, the "Company") for use at the Special Meeting of Stockholders of the Company to be held at the Company's executive offices located at 1719
Route 10, Suite 117, Parsippany, New Jersey 07054 on December 23, 1999, at 11:00 A.M. local time, and at any continuation and adjournment thereof.
Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the meeting and voting. This statement, the accompanying Notice of Meeting and form of proxy have been first sent to the Stockholders on or about
December 1, 1999.

         In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

       All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the election of directors of the nominees described below.


                             OWNERSHIP OF SECURITIES

       Only Stockholders of record at the close of business on November 30, 1999, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the meeting. As of November 15, 1999, there were issued and outstanding 2,506,471 shares of Common Stock.

       Each outstanding share is entitled to one vote on all matters properly coming before the meeting. A majority of the shares of the outstanding Common Stock is necessary to constitute a quorum for the meeting.

       The following table sets forth certain information as of November 15, 1999 with respect to: (i) each beneficial owner of five percent (5%) or more of the outstanding shares of Common Stock of the Company; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. The table does not include securities exercisable into common stock that have not yet vested or are not exercisable within 60 days of the date hereof. Unless otherwise indicated, the address of each such person or entity is 1719 Route 10, Suite 117, Parsippany, New Jersey 07054.

NAME AND ADDRESS                      NUMBER OF SHARES          PERCENTAGE OF
OF BENEFICIAL OWNER                 BENEFICIALLY OWNED(1)        COMMON STOCK
-------------------                 ---------------------        ------------

Roger Findlay(2)                          238,048                    9.1%

Jan Goldberg(3)                           188,046                    7.3%

Gregory Maccia(4)                         188,046                    7.3%

Fred Mancinelli(5)                         20,000                     *

Carl Gideon(6)                             20,000                     *

All officers and directors                654,140                   23.3%
as a group (5 persons)(2)-(6)


* Less than one percent

-------------
(1) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(2) Includes: (i) 118,048 shares of common stock; and (ii) options to purchase 120,000 shares which are currently exercisable.

(3) Includes: (i) 118,048 shares of common stock; and (ii) options to purchase 70,000 shares which are currently exercisable.

(4) Includes: (i) 118,048 shares of common stock; and (ii) options to purchase 70,000 shares which are currently exercisable.

(5) Includes options to purchase 20,000 shares of common stock of all which are currently exercisable.

(6) Includes options to purchase 20,000 shares of common stock all of which are currently exercisable.


THIS PROXY STATEMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH BELOW AND ELSEWHERE IN THIS PROXY STATEMENT.

                                                    PROPOSAL 1

PROPOSAL 1.   TO APPROVE THE ISSUANCE, IF NECESSARY, UPON CONVERSION OF THE
              COMPANY'S 10% CONVERTIBLE NOTES, OF MORE THAN 486,847 SHARES OF
              COMMON STOCK, 60,000 OF WHICH HAVE BEEN ISSUED, REPRESENTING
              19.9% OF THE OUTSTANDING SHARES OF COMMON STOCK ON THE DATE OF
              SALE OF THE 10% CONVERTIBLE NOTES, AS REQUIRED BY NASDAQ RULES.

       Nasdaq rules require the Company to obtain shareholder approval for the issuance of securities involving the sale of twenty percent (20%) or more of its common stock at less than fair market value. Nasdaq may delist the securities of any issuer that fails to obtain such shareholder approval before the issuance of such securities.

       On October 18, 1999, the Company sold $500,000 of its principal amount convertible ten percent (10%) Notes ("Notes") due October 18, 2000 and issued:
(i) 60,000 shares of its common stock; and (ii) warrants to purchase up to 2,500,000 shares of its common stock at $2.0625 per share through October 18, 2002. The Notes are convertible into shares (the "Shares") of the Company's common stock (the "Common Stock") at the option of the noteholder (the "Holder") at any time after issuance until the Note(s) shall have been fully paid (such date, the "Conversion Date")subject to certain limitations discussed below.

       The number of Shares of Common Stock into which the Notes shall be convertible will be determined as follows. The conversion price (the "Conversion Price") shall be: (i) the lower of (a) seventy-two and one half percent (72.5%) of the lowest closing bid price for the Common Stock on the Nasdaq SmallCap Market, or on any securities exchange or other securities market on which the Common Stock is then being traded or listed, for the thirty (30) trading days immediately preceding the Conversion Date or (b) $2.0625 (such price, the "Maximum Base Price"), subject to (ii) adjustment from time to time in certain circumstances.

       The Notes are convertible at any time at the Holder's option, PROVIDED
THAT: (i) if the closing bid price of the Common Stock (the "Closing Bid Price") at whatever time the Holder seeks to convert the Note(s) is less than two dollars ($2.00) per share, the Holder shall be prohibited from giving the Company notice of intent to convert ("Notice of Conversion") until thirty (30) calendar days shall have lapsed following the earliest date whereupon the Common Stock traded below such Closing Bid Price, and (ii) the Note(s), or parts thereof, that the Holder wishes to convert, not exceed a number of Shares of Common Stock that would: (a) constitute more than five percent (5%) of the Common Stock then outstanding, or (b) be more than 486,847, such figure representing19.9% of the Shares outstanding on the date the Note was issued, unless such issuance is approved by shareholders.

       If the Conversion Price is below $2.50, the Company may redeem all or any portion of the Note(s) at a price determined by multiplying the Closing Bid Price of the Common Stock on the trading day preceding the Company's notice of redemption to the Holder (the "Redemption Date") of its intent to redeem by the number of Shares of Common Stock into which the Note would otherwise have been converted.

       Additionally, the Holders have agreed to purchase an additional $2,000,000 of 10% convertible notes upon the same terms and conditions as discussed above. The Company has the right to require the Holders to purchase the additional $2,000,000 of 10% Convertible notes under certain conditions.

       The conversion, or the potential conversion of the Note(s) and the additional notes which the Company has the right to require the Holders to purchase, may have the effect of causing a significant dilution in the value of the Shares outstanding, depending on the prevailing Conversion Price at the time of conversion. Immediate sale of such Shares may, if sold in sufficient quantity, depress the value of the

Company's Common Stock.

       If this proposal is not approved by shareholders, upon any conversion that together with prior conversions, would result in the issuance of more than 486,847 shares of Common Stock at a price below the market price, the Company will be required to redeem in cash the principal amount that may not be converted at a twelve percent (12%) premium to the outstanding principal amount plus accrued interest and penalty interest. The Company's ability to make such cash payments will depend on its available cash resources at the time of a request for conversion and there can be no assurance that the Company will have the cash necessary to make such payment. In addition, the payment of such amounts instead of the issuance of shares of Common Stock upon conversion of the Notes may adversely affect the liquidity and financial condition of the Company.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.



                             SECTION 16(a) REPORTING

       Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc.'s Automated Quotation System. Specific due dates for these reports have been established. During the year ended December 31, 1998, the Company believes all reports required to be filed by Section 16(a) were filed on a timely basis.

                                  OTHER MATTERS

       The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more Stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgment.

                             SOLICITATION OF PROXIES

       The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

            AVAILABILITY OF PRINCIPAL ACCOUNTANTS AT SPECIAL MEETING

       A representative of Vincent Batyr & Co. will be present at the Special Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions at the meeting.

                              STOCKHOLDER PROPOSALS

       In order to be included in the proxy materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before March 1, 2000.

         FORMS 10-KSB AND 10-QSB FILED WITH THE SECURITIES AND EXCHANGE
                                   COMMISSION

       Copies of our annual report on Form 10-KSB for the year ended December 31, 1998, and our quarterly reports on Form 10-QSB for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999 as filed with the Securities and Exchange Commission and any amendments thereto are available to stockholders free of charge by writing to:

       Modern Medical Modalities Corporation
       1719 Route 10, Suite 1040
       Parsippany, New Jersey 07054
       Attn.: Corporate Secretary

                              FINANCIAL STATEMENTS

       Our audited consolidated financial statements for the fiscal year ended December 31,1998 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations are included in our Form 10-KSB accompanying this Proxy Statement and are incorporated herein by reference. Our unaudited consolidated financial statements for the nine months ended September 30, 1999 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations are included in our 1999 third quarter Form 10-QSB accompanying this Proxy Statement and are incorporated herein by reference.

November __, 1999

By Order of the Board of Directors

Roger Findlay
Chairman of the Board of Directors

        GENERAL PROXY - SPECIAL MEETING OF STOCKHOLDERS OF MODERN MEDICAL
                             MODALITIES CORPORATION

       The undersigned hereby appoints Roger Findlay, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Modern Medical Modalities Corporation, to be held at the Company's executive offices located at 1719 Route 10, Suite 117, Parsippany, New Jersey 07054 on December 23, 1999 at 11:00 a.m. and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated November __, 1999 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF MODERN MEDICAL MODALITIES CORPORATION'S BOARD OF DIRECTORS.


1. To approve the issuance, if necessary, upon conversion of the Company's 10% Convertible Notes, of more than 486,847 shares of common stock, 60,000 of which have been issued, representing 19.9% of the outstanding shares of common stock on the date of sale of the 10% Convertible Notes, as required by Nasdaq Rules.

                    __ FOR         __ AGAINST         __ ABSTAIN


2. In their discretion, upon such other matter or matters that may properly come before the meeting, or and adjournments thereof.


--------------------------------------------------------------------------------
                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.



Date: ______________, 1999    -----------------------------------------
                                       (Print name of Stockholder)


                              -----------------------------------------
                              (Print name of Stockholder)


                              -----------------------------------------
                              Signature


                              -----------------------------------------
                              Signature

                              Number of Shares ________________________

                              Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.